Exhibit 99

[LETTERHEAD OF FANGDA PARTNERS]

To:  Business Development Solutions, Inc.

 March 30, 2009

Re: Legal Opinion

Dear Sirs:

As licensed lawyers in the People’s Republic of China (the “PRC”, which, for the purpose of this opinion, does not include the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan), we are qualified to issue this opinion on PRC Laws (as defined below).  We are acting as PRC counsel to Business Development Solutions, Inc. (the “Company”), a company organized and existing under the laws of the State of Delaware, the United States of America, in connection with its acquisition through a share exchange (the “Share Exchange”) of all of the shares in TripMart Holdings Limited, a BVI company, which, according to the Company, has no PRC entity or individual shareholders and has a wholly indirectly owned subsidiary in the PRC named Suzhou EZTripMart Business Services Co., Ltd. (苏州驿洲商务服务有限公司; the “WFOE”), which, in conducting part of its business, has entered into the agreements listed on Schedule I hereto (the “Agreements”) with Shanghai EZTripMart Travel Agency Co., Ltd. (上海驿洲旅行社有限公司; “Shanghai EZTripMart”), a PRC company holding a Domestic Travel Agency License (“国内旅行社业务经营许可证”) and a Value-added Telecommunications Operation License (“增值电信业务经营许可证”).

Specifically, we have been requested to give this opinion on, inter alia, (A) the legality of the respective equity ownership structure of each of the PRC Companies (as defined below) and (B) the legality, validity and enforceability of the Agreements.

As used herein: (A) “PRC Authorities” means any or all national, provincial or local governmental, regulatory or administrative authority, agency or commission in the PRC, or any court, tribunal or any other judicial or arbitral body in the PRC, or any body exercising, or entitled to exercise, any legislative, administrative or judicial authority or power of similar nature in the PRC; (B) “PRC Laws” means any or all laws, statutes, regulations, rules, orders, decrees, notices, circulars, judicial interpretations and other legislations of the PRC effective and available to the public as of the date hereof and, for the avoidance of doubt, does not include any unofficial interpretation thereof by any PRC Authorities; and (C) “Governmental Authorizations” means any or all approvals, consents, waivers, sanctions, certificates, authorizations, filings, registrations, exemptions, permissions, qualifications, permits and licenses issued or required by any PRC Authorities pursuant to any PRC Laws.  Shanghai EZTripMart and the WFOE together mean the “PRC Companies” and each of them means a “PRC Company”).

In connection with the issuance of this opinion, we have reviewed originals or copies of the documents provided to us by the Company and the PRC Companies and such other documents as we deem necessary or advisable for the purpose of rendering this opinion (collectively, the “Documents”).  In examination of the Documents and for the purpose of giving this opinion, we have assumed without further inquiry:

(a)

the genuineness of all signatures, seals and chops appearing on the Documents, the authenticity of all Documents provided to us as originals, and the conformity with the originals of all Documents provided to us as copies;

(b)

the truthfulness, accuracy and completeness of all Documents as well as the factual statements contained in such Documents;

(c)

that no information contained in any of the Documents has been forged or tampered with in any manner whatsoever, no other relevant documents or information has been withheld from us, whether deliberately or inadvertently, and the Documents were, when supplied, and continue to be, true, accurate and not misleading in any way up to the date of this opinion;

(d)

that the Documents provided to us remain in full force and effect up to the date of this opinion and have not been revoked, amended, varied or supplemented except as otherwise indicated in such Documents;

(e)

that all the information provided to us by the Company and the PRC Companies in response to our enquiries for the purpose of this opinion is true, accurate, complete and not misleading, and that the Company and the PRC Companies have not withheld anything that, if disclosed to us, would reasonably cause us to alter this opinion in whole or in part;

(f)

that all Governmental Authorizations were obtained in due course from relevant PRC Authorities by lawful means; and

(g)

that all Documents that are governed by laws other than the PRC Laws are legal, valid, binding and enforceable under all such laws.

Based on the Documents and the foregoing assumptions and subject to the qualifications set out below, we are of the opinion that, so far as PRC Laws are concerned:

1.

As of the date of this opinion: (i) the WFOE has been duly incorporated and is validly existing as a wholly foreign-owned enterprise with limited liability under the PRC Laws and its current business license is in full force and effect; (ii) all of the equity interests of the WFOE are owned by TripMart Corporation Limited, and, to the best of our knowledge, such equity interests are free and clear of all liens, security interest, mortgage, or pledge (collectively, the “Encumbrances”); and (iii) the entire amount of the registered capital of the WFOE (i.e., USD 2,000,000) has been paid in accordance with the relevant PRC Laws and its articles of association forming part of the Documents.

2.

As of the date of this opinion: (i) Shanghai EZTripMart has been duly incorporated and is validly existing as a limited liability company under the PRC Laws and its current business license is in full force and effect; (ii) all of the equity interests of Shanghai EZTripMart are owned by Shanghai Junli Air Service Co., Ltd. (上海军利航空服务有限公司; “Junli”), and, except as provided in the Agreements and to the best of our knowledge, such equity interests are free and clear of any Encumbrances; and (iii) the entire amount of the registered capital of Shanghai EZTripMart (i.e., RMB 20,000,000) has been paid in accordance with the relevant PRC Laws and its articles of association forming part of the Documents.

3.

The equity ownership structure of each PRC Company complies with the PRC Laws and no consent, approval or license other than those already obtained is required under the existing PRC Laws for such equity ownership structure.

4.

Each of the PRC Companies and Junli (i) has the civil capacity, legal right and power to enter into and perform its obligations under each of the Agreements to which it is a party, and (ii) has taken all necessary corporate action to authorize the execution, delivery and performance of, and has duly authorized, executed and delivered, each of the Agreements to which it is a party.

5.

Each of the Agreements is validly executed and delivered by each of the parties thereto, is legally effective and binding upon each party thereto under the PRC Laws and enforceable against it in accordance with its terms, assuming (i) the required approvals, registrations and filings (as the case may be) with the relevant PRC Authorities have been obtained in the case of the Equity Pledge Agreement and the Intellectual Property Assignment and License Agreement (the “IP Agreement”); (ii) the name of registrant of each of the Trademarks and Domain Names (as defined in the IP Agreement) owned by the WFOE has been duly changed to苏州驿洲商务服务有限公司 at the relevant PRC Authorities in the case of the IP Agreement; and (iii) the business license of Shanghai EZTripMart has been duly amended to include, as part of its permitted scope of business, the businesses permitted under its Value-added Telecommunications Operation License (“增值电信业务经营许可证”) and the name of holder of Shanghai EZTripMart’s Domestic Travel Agency License (“国内旅行社业务经营许可证”) has been duly changed to上海驿洲旅行社有限公司 at the relevant PRC Authorities in the case of the Technical and Management Consulting Services Agreement, and subject to the limitations due to the facts that the PRC Laws impose certain restrictions and approval and other requirements on foreign investments in the PRC telecommunications, travel agency, air-ticketing and online advertising sectors.

6.

No Governmental Authorizations are required in connection with the execution, delivery and effectiveness of each of the Agreements and the Share Exchange except for the required approvals, registrations and filings with the relevant PRC Authorities referred to in paragraph 5 above.

This opinion is subject to the following qualifications:

(a)

This opinion is subject to (A) any applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, (B) possible judicial or administrative actions affecting creditors’ rights, and (C) certain equitable, legal or statutory principles affecting the enforceability of contractual rights generally under the concepts of public interest, interests of the state, national security, reasonableness, good faith and fair dealing, and applicable statutes of limitation.

(b)

This opinion is subject to the restrictions of (A) any circumstance in connection with formulation, execution, performance or implementation of any legal documents that would be deemed materially mistaken, clearly unconscionable, fraudulent, coercionary at the time of the conclusion thereof, (B) judicial discretion with respect to the availability of specific performance, indemnifications, remedies or defenses, the calculation of damages, the entitlement to attorneys fees and other costs, the waiver of immunity from jurisdiction of any court or from legal process, and (C) the discretion of any competent PRC legislative, administrative, judicial or arbitral bodies in interpreting the PRC Laws and exercising their authority in the PRC.

(c)

This opinion relates to PRC Laws only and we express no opinion as to any laws other than PRC Laws.

(d)

No independent search, investigation or other verification has been conducted by us with any PRC Authorities.

As noted above, PRC Laws used in this opinion refers to PRC Laws currently in force as of the date of this opinion and there is no guarantee that any of such PRC Laws will not be changed, amended or revoked in the immediate future or in the longer term with or without retroactive effect.

This opinion should be looked at as a whole and no part thereof should be extracted or referred to independently.  This opinion is provided to the Company by us in our capacity as the Company’s PRC counsel in the context which is specifically referred to herein (including the filing of FORM 8-K with UNITED STATES SECURITIES AND EXCHANGE COMMISSION) and may not be relied upon by any other persons or entities or used for any other purpose without our prior written consent.  Any permitted use of, or reference to in any documents, any content of this opinion must be based upon and consistent with this opinion.

Yours faithfully,

Fangda Partners

Schedule I

List of Agreements

1.

Technical and Management Consulting Services Agreement entered into by and among Suzhou EZTripMart Business Services Co., Ltd., Shanghai EZTripMart Travel Agency Co., Ltd. and Shanghai Junli Air Service Co., Ltd. dated March 27, 2009.

2.

Equity Pledge Agreement (股权质押协议) entered into by and among Suzhou EZTripMart Business Services Co., Ltd., Shanghai EZTripMart Travel Agency Co., Ltd. and Shanghai Junli Air Service Co., Ltd. dated March 27, 2009.

3.

Option Agreement entered into by and among Suzhou EZTripMart Business Services Co., Ltd., Shanghai EZTripMart Travel Agency Co., Ltd. and Shanghai Junli Air Service Co., Ltd. dated March 27, 2009.

4.

Intellectual Property Assignment and License Agreement entered into by and between Suzhou EZTripMart Business Services Co., Ltd. and Shanghai EZTripMart Travel Agency Co., Ltd. dated March 27, 2009.